                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 25, 2002

                                   ----------

                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-16455                76-0655566
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                1111 LOUISIANA
                HOUSTON, TEXAS                             77002
    (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5.     OTHER EVENTS.

ANNOUNCEMENT OF SECOND QUARTER 2002 RESULTS

         On July 25, 2002, Reliant Resources, Inc. ("Reliant Resources") reported second quarter 2002 earnings. For additional information regarding Reliant Resources' second quarter 2002 earnings, please refer to Reliant Resources' press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release, other than the information therein under the caption "Outlook for 2002," is incorporated by reference herein.

MANAGEMENT PRESENTATION AND CONFERENCE CALL

         On July 25, 2002, executives of Reliant Resources spoke to the public, as well as various members of the financial and investment community in Houston, Texas regarding Reliant Resources' second quarter 2002 results. A copy of the slide presentation given at this presentation is attached to this report as
Exhibit 99.2 (the "Slide Presentation"), and the slides thereof (other than slide 13) are incorporated by reference herein. A replay of this presentation has been made available on Reliant Resources' web site found at www.ReliantResources.com in the Investor Relations section and will be archived for 25 days after the event. In addition, a replay of the presentation can be accessed until August 1, 2002, by calling (800) 642-1687 (Conference I.D. 4831900).

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1 Press Release issued July 25, 2002 regarding Reliant Resources' second quarter 2002 earnings.

                  99.2 Slide presentation given by executive officers of Reliant Resources' regarding Reliant Resources' second quarter 2002 earnings.

ITEM 9.     REGULATION FD DISCLOSURE.

         Reliant Resources incorporates by reference into this Item 9 (i) the information in the Press Release under the caption "Outlook for 2002" and (ii) slide 13 of the Slide Presentation. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Resources under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Resources or any of its affiliates.

FORWARD-LOOKING STATEMENTS

         Some of the statements in this report and the exhibits hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Resources believes that the expectations and the underlying assumptions reflected in its forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. References in this Current Report to the terms "we," "us" or other similar terms mean Reliant Resources.

         In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Resources' forward-looking statements:

     o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of environmental and other laws and regulations to which we are


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         subject, and changes in or application of laws or regulations applicable to other aspects of our business, such as commodities trading and hedging activities,

     o the timing of our separation from our parent company, Reliant Energy, Incorporated,

     o the effects of competition, including the extent and timing of the entry of additional competitors in our markets,

     o   liquidity concerns in our markets,

     o the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our Wholesale Energy segment,

     o the successful and timely completion of our construction projects, as well as the successful start-up of completed projects,

     o our pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

     o the timing and extent of changes in commodity prices and interest rates,

     o the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio,

     o weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities,

     o financial market conditions, our access to capital and the results of our financing and refinancing efforts, including availability of funds in the debt capital markets for merchant generation companies,

     o the creditworthiness or bankruptcy or other financial distress of our counterparties,

     o   actions by rating agencies with respect to us or our competitors,

     o   acts of terrorism or war,

     o   the availability and price of insurance,

     o the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas,

     o political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates,

     o   the successful operation of deregulating power markets, and

     o the resolution of the refusal by certain California market participants to pay our receivables balances.

         The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Resources' forward-looking statements.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RELIANT RESOURCES, INC.



  Date: July 25, 2002                        By: /s/ Mary P. Ricciardello
                                                 -------------------------------
                                                 Mary P. Ricciardello
                                                 Senior Vice President and
                                                 Chief Accounting Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                      DESCRIPTION
-------                                     -----------
99.1          Press Release issued July 25, 2002 regarding Reliant Resources'
              second quarter 2002 earnings.

99.2          Slide presentation given by executive officers of Reliant
              Resources regarding Reliant Resources' second quarter 2002 earnings.


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